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                                                                    EXHIBIT 10.3

                          LITTLEFIELD, ADAMS & COMPANY





                           __________________________

                      7% CONVERTIBLE SUBORDINATED DEBENTURE
                             SUBSCRIPTION AGREEMENT


                           __________________________



THE COMPANY INTENDS TO USE THE PROCEEDS OF THIS OFFERING FOR WORKING CAPITAL PURPOSES, INCLUDING THE PAYMENT OF OPERATING EXPENSES. THE ABILITY OF THE COMPANY TO REPAY THE DEBENTURES WHEN DUE IS DEPENDENT ON A SUBSTANTIAL AND SUSTAINED IMPROVEMENT IN THE COMPANY'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS OVER THE NEXT EIGHTEEN MONTHS. GIVEN THE CURRENT FINANCIAL CONDITION OF THE COMPANY, NO ASSURANCE CAN BE GIVEN THAT MANAGEMENT WILL BE SUCCESSFUL IN IMPROVING THE COMPANY'S PROFITABILITY. IN THE ABSENCE OF A SUBSTANTIAL AND SUSTAINED IMPROVEMENT IN THE COMPANY'S FINANCIAL CONDITION, THE COMPANY DOES NOT EXPECT TO HAVE THE RESOURCES TO REPAY THE DEBENTURES WHEN DUE.

AN INVESTMENT IN THESE SECURITIES IS ALSO SUBJECT TO OTHER
SUBSTANTIAL RISKS, INCLUDING WITHOUT LIMITATION THE RISKS DESCRIBED IN APPENDIX B HERETO.


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                                                           April    _____, 1998


Littlefield, Adams & Company
6262 Executive Boulevard
Huber Heights, Ohio 45425


Ladies and Gentlemen:


          1.  Subscription.

          (a) The undersigned, whose name, address and taxpayer identification number appears on Schedule I hereto, (the "Subscriber"), intending to be legally bound, irrevocably subscribes to purchase from Littlefield, Adams & Company, a corporation organized under the laws of the State of New Jersey (the "Company"), a 7% Convertible Subordinated Debenture (the "Debenture") of the Company in the form attached hereto as Appendix A, in the principal amount set forth on
Schedule I hereto and in accordance with the terms and subject to the conditions of this Subscription Agreement (this "Agreement").

          (b) The Debenture is one of a series of 7% Convertible Subordinated Debentures (the "Debentures") being privately offered by the Company (the "Offering") to certain qualified offerees without registration under the Securities Act of 1933, as amended (the "Securities Act"). The Company is offering a maximum of $1,200,000 in original principal amount of Debentures in this Offering. The Debentures and the shares of Common Stock underlying the Debentures are collectively referred to herein as the "Securities."


          2. Payment. Simultaneously with the execution and delivery to the Company of this Agreement by the Subscriber, the Subscriber is delivering to the Company an amount equal to the original principal amount of the Debenture to be purchased hereby (the "Purchase Price"). Payment of the Purchase Price shall be made to the Company (i) by wire transfer pursuant to the wire transfer instructions set forth on Schedule II hereof, (ii) by personal or bank cashier's check or (iii) by such other means as the parties hereto shall agree.


          3.  Acceptance.

          (a) The Company intends to accept subscriptions on a "rolling basis", there being no minimum amount of Debentures required to be purchased by others in order to make this Agreement effective. The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject any subscription for Debentures, in whole or in part, to withdraw its offer to sell the Debentures at any time before the acceptance of this Agreement by the Company and to waive any of the requirements for subscription set forth herein. A subscription shall be deemed accepted by the Company only when the Company



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deposits either a signed copy of this Agreement or other notice of acceptance in the United States mail, delivers such notice by hand or transmits such notice by facsimile to the Subscriber. In the event that this subscription is rejected or this offer is withdrawn, the Company shall return to the Subscriber, without interest, all funds received from the Subscriber in respect hereof.

          (b) Promptly following its acceptance of this Subscription, the Company will deliver to the Subscriber a Debenture in the form attached hereto as Appendix A in the principal amount subscribed for by the Subscriber and registered in the name of the Subscriber or in the name of such nominee as the Subscriber shall have requested.


          4. Representations, Warranties and Covenants of Subscriber. In order to induce the Company to sell the Securities to the Subscriber, the Subscriber hereby represents, warrants and covenants to the Company as follows:

          (a) The Subscriber is acquiring the Securities solely for the account of the Subscriber, for investment purposes only and not with a view to, or for, subdivision, resale or distribution, or for the account, in whole or in part, of others. No other person has or will have a direct or indirect beneficial interest in the Securities. The Subscriber recognizes the restrictions on the transferability of the Securities and the interest in the Company represented thereby. The Subscriber is able to bear the substantial economic risk of an investment therein, including a complete loss thereof, for an indefinite period of time. The Subscriber has no need for liquidity in this investment and no reason to anticipate any change in circumstances, financial or otherwise, or other particular occasion or event which might cause or require the Subscriber to attempt to sell or transfer the Securities or any part thereof.

          (b) The Subscriber understands that the sale of the Securities to the Subscriber is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and applicable state securities laws. Accordingly, the undersigned will not sell, hypothecate or otherwise transfer any or all of the Securities other than in accordance with the following provisions:

              (i) pursuant to a registration statement under the Securities
          Act which has become effective, and a prospectus related thereto which is current, with respect to the securities to be disposed of, and if required, a registration statement under applicable state securities laws; or

               (ii) pursuant to a specific exemption from registration under the Securities Act and applicable state securities laws, provided that, if requested by the Company, the Subscriber shall have delivered to the Company a favorable reasoned written opinion of counsel for the Subscriber, reasonably satisfactory in form and substance to the Company, to the effect that the proposed sale or transfer is exempt from registration under the Securities Act and any applicable state securities laws.


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          (c) The Subscriber understands that the Securities are not registered under the Securities Act or applicable state securities laws and must be held indefinitely, unless the subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or an exemption from such registration is then available. The Subscriber acknowledges that the Company has not undertaken and will have no obligation to register the Securities or to assist the Subscriber in complying with any exemption from such registration requirements. The undersigned understands that the exemption from registration afforded by certain rules and regulations under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, such rules and regulations may afford the basis for sales of the Securities only in limited amounts.

          (d) The undersigned acknowledges that the Debentures, and any substitutions or replacements thereof, shall bear a legend referencing the foregoing provisions.

          (e) The Subscriber further represents and warrants that in order to make an informed decision in connection with the purchase of the Securities:

                  (i) the Subscriber has reviewed the merits and risks of an investment in the Securities with tax and legal counsel and with an investment advisor to the extent deemed advisable by the Subscriber;

                  (ii) the Subscriber acknowledges and understands that no federal or state agency has made any finding or determination as to the fairness of the Offering of the Securities for investment, or any recommendation or endorsement of the Securities;

                  (iii) the Subscriber recognizes that an investment in the Securities involves a number of significant risks, including, without limitation, the risks set forth on Appendix B hereto entitled "CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN LITTLEFIELD, ADAMS & COMPANY", and the Subscriber represents that the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities; and

                  (iv) the Subscriber: (A) has been provided with the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and Subscriber has carefully reviewed the same, (B) has been provided with such additional information with respect to the Company and its business and financial condition as the Subscriber, or the Subscriber's agent or attorney, has requested, and (C) has had access to management of the Company and the opportunity to discuss the information provided by management of the Company and any questions that the Subscriber had with respect thereto have been answered to the full satisfaction of the Subscriber.

          (f) The Subscriber is not relying on the Company with respect to the economic, tax and other considerations to the Subscriber relating to this investment in the Company. With respect


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to such considerations, the Subscriber has relied on the advice of Subscriber's own qualified advisors to the extent the Subscriber has deemed appropriate.

          (g) The Subscriber represents and warrants that it is an "accredited investor" as that term is defined in Rule 501 promulgated under the Securities Act by virtue of one or more of the following:

                  (i) The undersigned is either a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

                  (ii) The undersigned is a corporation, or a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities offered hereby, with total assets in excess of $5,000,000; or

                  (iii) The undersigned is a director or executive officer of the Company; or

                  (iv) The undersigned is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase, exceeds $1,000,000; or

                  (v) The undersigned is a natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

                  (vi) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act; or

                  (vii) The undersigned is a corporation or other entity all of whose shareholders or other equity owners are themselves accredited investors by virtue of this subparagraph or by subparagraphs (i),
          (ii), (iii), (iv) or (v) above.

          (h) The Subscriber is not subscribing to purchase the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or similar meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

          (i) (i) If this Subscription Agreement is executed by a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity, (i) such entity is duly authorized (x) to acquire the Securities and to pay the Purchase Price to the Company and (y) to execute and deliver this Agreement and consummate the transactions contemplated hereby and has duly taken all requisite action in connection therewith; (ii) the

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person signing this Agreement on behalf of the entity has been duly authorized by the entity to do so; (iii) such entity was not formed for the specific purpose of acquiring the Securities; (iv) such entity is validly existing and in good standing under the laws of the state of its organization; (v) the execution, delivery and performance of this Agreement do not and will not conflict with, violate or constitute a default under any applicable law or regulation, its Certificate of Incorporation or By-laws (or the equivalents thereof), or any agreement or arrangement to which such entity is a party or may be bound; and (vi) this Agreement is a valid and binding legal obligation of the entity, enforceable against it in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

          (j) (i) if the Subscriber is a natural person, he or she has full legal capacity to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby; and (ii) this Agreement is a valid and binding legal obligation of such person, enforceable against him or her in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

          (k) If the undersigned is acting in a fiduciary capacity in purchasing the Securities, the fiduciary represents and warrants that he or she has authority to execute this Agreement on behalf of the person or persons for whom the Securities are being purchased, that such persons have been given this Agreement and have confirmed to the fiduciary that they have reviewed the same, and that the representations and warranties contained in this Agreement (and in any other written statement or document delivered to the Company) shall be deemed to have been made on behalf of such person or persons.

          (l) The Subscriber agrees, within ten (10) days after receipt of a request from the Company, to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any federal or state securities laws to which the Company is subject.

          (m) The Subscriber agrees that the Subscriber will not dispose of all or any part of the Securities, except as set forth herein.

          (n) All information which the Subscriber has furnished and is furnishing to the Company, including, without limitation, the representation as to the status of the Subscriber as an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act, and all other representations contained in this Agreement, are true, correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the receipt by the Subscriber of notice of the acceptance by the Company of this subscription, the Subscriber will immediately furnish such revised or corrected information to the Company. The Subscriber is executing and delivering this Agreement with full awareness of its implications

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and in recognition of the fact that the Company is relying on the Subscriber's representations and warranties in selling the Securities to the Subscriber, and that the Company and other investors may be damaged if such representations or warranties are incorrect.


          5. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Subscriber as follows:

          (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all power and authority to own and lease its properties and to conduct its business as presently conducted.

          (b) Authorization and Validity of this Agreement. The execution, delivery and performance by the Company of this Agreement, including the offer, issuance and sale of the Securities, are within the Company's corporate power, have been duly authorized by all necessary corporate action, do not require approval of any governmental body, agency or official and do not, and will not, conflict with, violate or contravene, or constitute a default under, any applicable law or regulation or any agreement, judgment, injunction, order, decree or instrument binding upon the Company, or result in the creation or imposition of any material lien, claim or encumbrance on any asset of the Company. This Agreement is a valid and binding legal obligation of the Company, enforceable against it in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Authorization and Issuance of the Debentures. The issuance of the Debentures has been duly authorized and, upon the issuance thereof and payment therefor in the manner provided herein, will be duly authorized and validly issued. The shares of Common Stock to be issued upon conversion of any Debenture, when issued in accordance with the terms thereof, shall be duly authorized, validly issued, fully-paid and non-assessable shares of the Company.


          6. Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and its affiliates, directors, officers, employees and agents, against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation, warranty or acknowledgement or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.



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          7. Governing Law. This Agreement has been made in, and shall be construed in accordance with, the laws of the State of New York applicable to contracts made and to be fully performed therein.


          8. Severability. Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions of this Agreement.


          9. Assignability. This Agreement is not transferable or assignable by the Subscriber.


          10. Modification. Neither this Agreement nor any of its provisions shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.


          11. Notices. Any notice, demand or other communication which any party to this Agreement may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if in writing and deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested and addressed to such person at the address as may be listed for such person on the books and records of the Company, or delivered personally or by reputable overnight courier service to such person at such address.


          12. Entire Agreement. This Agreement, together with the Debenture, contains the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, representations and other agreements, either oral or written, made by and between such parties with respect hereto.

          13. Backup Withholding. The undersigned subscriber certifies under penalties of perjury, that

                  (i) the Taxpayer Identification Number set forth in Schedule 1 hereto is my correct taxpayer identification number, and

                  (ii) that the undersigned is not subject to backup withholding either:

                           (a) because the undersigned has not been notified
                  that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends; or



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                           (b) because the Internal Revenue Service has notified
                  the undersigned that the undersigned is no longer subject to backup withholding.1


                                   ALL STATES

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH ACT AND LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO THE SUBSCRIBER IN CONNECTION WITH AN INVESTMENT IN THE SECURITIES.
ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


-----------
     (1) You must cross out item (ii) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and if you have not received a notice from the IRS advising you that backup withholding has terminated.

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          The Subscriber has read the paragraph appearing under the heading "ALL
STATES" above, and the Subscriber has carefully reviewed the Risk Factors set forth in Appendix B.


          The Subscriber acknowledges agreement to the foregoing and subscribes to the purchase of the Debenture.

          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.



                                                         _______________________
                                                         Name:

Agreed to and accepted as of
the ____ day of ________________, 1998.

LITTLEFIELD, ADAMS & COMPANY


By:_________________________________
   Warren L. Rawls
   Treasurer and Chief Financial Officer


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                                                                   Schedule I


Name of Subscriber: __________________________________________________

Date and jurisdiction of
  organization if subscriber is
   a business entity or a trust:______________________________________

Address of Subscriber:________________________________________________
                      ________________________________________________
                      ________________________________________________
                      ________________________________________________



Principal Amount of Debenture:_____________________________________________


Taxpayer Identification No.:)_________________________________________

                                                                    Schedule II


                    Instructions to Wire Transfer Payment of
                          Purchase Price to the Company


         [INSTRUCTIONS TO WIRE TRANSFER PAYMENT PROVIDED TO SUBSCRIBERS]

                   The Date of this Appendix is April 17, 1998

                                                                     APPENDIX B


                        CERTAIN RISKS ASSOCIATED WITH AN
                   INVESTMENT IN LITTLEFIELD, ADAMS & COMPANY


         An investment in Littlefield, Adams & Company (the "Company") is speculative and involves an unusually high degree of risk. Only persons who are accredited investors (as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")) and who can afford the risk of loss of their entire investment should purchase the Debentures (the "Debentures") being offered hereby. Prospective purchasers of the Debentures should carefully consider the following factors, which include some but not all of the risks to which an investment in the Debentures are subject, before making an investment in the Debentures.


USE OF PROCEEDS; CURRENT FINANCIAL CONDITION OF COMPANY

The company intends to use the proceeds of this offering for working capital purposes, including the payment of operating expenses. The ability of the company to repay the Debentures when due is dependent on the Company achieving a substantial and sustained improvement in its financial condition and results of operations over the next eighteen months. Given the current financial condition of the Company, no assurance can be given that management will be successful in improving the company's profitability. In the absence of a substantial and sustained improvement in the company's financial condition, the Company does not expect to have the resources to repay the debentures when due.


HISTORY OF SUBSTANTIAL LOSSES

         The Company has had net losses for three of its five most recent fiscal years. For the year ended December 31, 1997 ("Fiscal 1997"), the Company had a net loss of approximately $1.9 million. The Company does not currently have sufficient revenue from operations to offset operating and other expenses. Therefore, there is substantial doubt concerning the ability of the Company to continue as a going concern. There can be no assurance that the Company will be able to generate sufficient cash from operations to meet its obligations as they become due or that the Company will continue as a going concern.


DELISTING OF SHARES FROM THE AMERICAN STOCK EXCHANGE

         In 1997, because the Company did not fully satisfy all of the guidelines of the American Stock Exchange (the "Exchange") for continued listing, the Company consented to the removal of its Common Stock from the Exchange.

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         In addition, once the shares of Common Stock were delisted from trading on the Exchange and the trading price of the shares of Common Stock remained below $5.00 per share, trading in the Company's Common Stock became subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in the Company's Common Stock, which could severely limit the market liquidity of the Company's Common Stock and the Company's ability to obtain additional financing.


LIMITED TRADING MARKET FOR THE COMPANY'S COMMON STOCK; POSSIBLE VOLATILITY OF MARKET PRICE OF COMMON STOCK

         Shares of the Company's Common Stock currently trade over-the-counter on the NASD's electronic bulletin board under the symbol, "FUNW", and, since September 1997, the time that the Company's Common Stock was delisted from trading on the Exchange, there has been only a limited trading market for the Company's Common Stock. There can be no assurance that an active or regular trading market will develop or, if developed, that it will be sustained. Consequently, the holders of the Company's Common Stock may not be able to sell their shares at any particular time or at prices that reflect the actual value of the Company's Common Stock. Factors such as the Company's financial results and various factors affecting the retail industry and the general economy may have a significant impact on the market price of the Company's Common Stock. Additionally, in recent years, the stock market has experienced a high level of price and volume volatility and market prices for the stock of many companies (particularly in the over-the-counter market) have experienced wide price fluctuations which have not necessarily been related to the operating performance of such companies.


TERMINATION OF HARLEY-DAVIDSON LICENSE

         In the years prior to 1997, a majority of the Company's revenue was derived from sales of Harley-Davidson Motor Co. ("Harley-Davidson") licensed products. The Company's Harley- Davidson license agreement expired on December 31, 1996 and was not renewed. Sales of Harley-Davidson licensed products accounted for approximately 90% and 89% of total consolidated net product sales for the years ended December 31, 1996 and 1995, respectively. In addition, approximately 29% of total revenues for Fiscal 1997 represents 1996 sales of Harley-Davidson products that the Company recognized in the first quarter of Fiscal 1997 in accordance with generally accepted accounting principles. The expiration of the Harley-

Davidson license has had, and continues to have, a material adverse effect on the Company's business, financial condition and results of operations.


NEED FOR ADDITIONAL CAPITAL AND UNCERTAINTY OF CURRENT FINANCING ARRANGEMENTS

         The termination of the Company's Harley-Davidson license has resulted in a material decrease in the Company's cash flow from operations. The Company does not currently generate sufficient cash flow from operations to support its existing operations. The availability of cash flow from operations is dependent on the ability of the Company to acquire new licenses and sell licensed products other than Harley-Davidson. The Company has limited financial resources available to support existing operations until such time, if ever, that sales of other licensed products are sufficient to generate positive cash flow from operations at levels necessary to meet the Company's obligations as they become due. In the event that the Company cannot generate sufficient sales of other products, it is probable that the Company will not be able to continue as a going concern.


UNCERTAINTY OF SUCCESS OF NEW LICENSE AGREEMENTS

         The Company is continuing to pursue new license opportunities. There can be no assurance, however, that the Company will be successful in acquiring additional licenses or developing new product lines, or that the any or all of the licenses that the Company has acquired or may acquire, or product lines that the Company has developed or may develop, will generate sufficient sales revenue to sustain the Company for any particular period.


SUBSTANTIAL LEVERAGE; ABILITY TO SERVICE INDEBTEDNESS

         The Company is, and following the completion of this Offering, will continue to be, highly leveraged. Assuming that this Offering had been completed on December 31, 1997 and assuming that the entire $1,200,000 in principal amount of Debentures had been sold, the Company would have had on such date an aggregate of approximately $1.9 million of indebtedness outstanding, including an aggregate of approximately $616,000 outstanding under (i) the Company's discount factoring agreement, as amended (the "Factoring Agreement") and the accounts receivable financing agreement, as amended (the "Accounts Receivable Agreement") with Merchant Factors Corp. ("Merchants") and (ii) two promissory notes (the "Notes") executed by the Company in favor of The Bank of Floyd, Floyd, Virginia ("Floyd").

         There can be no assurance that the Company will be able to repay the indebtedness to be incurred as a result of this Offering. If the Company is unable to generate sufficient cash flow to meet its obligations arising under the Factoring Agreement, the Accounts Receivable Agreement and/or the Notes (the "Senior Debt"), the Company may be required to attempt to renegotiate the payment terms or to seek additional financing from another source. There can be no assurance that the Company will be able to obtain other financing to cover such debt obligations and other cash needs, and even if such additional financing can be obtained, there can be no assurance that any such financing can be effected on commercially reasonable terms, or at all.

         In addition, the Factoring Agreement and the Accounts Receivable Agreement are secured by the Company's accounts receivable and inventories, and the Notes are payable on demand and secured by the Company's fixed assets. If the Company is unable to satisfy its obligations related to the Senior Debt, Merchants and Floyd may declare all such debt immediately due and payable. No assurance can be given that the collateral securing the Senior Debt will be sufficient to repay all of the Senior debt following demand of payment (or upon liquidation of the Company). In the event such collateral is insufficient to repay all amounts due with respect to the Senior Debt, then the holders of the Debentures would have only an unsecured claim against any remaining assets of the Company.


SUBORDINATION OF DEBENTURES

         The payment of principal and accrued and unpaid interest with respect to the Debentures will be subordinated to the present and future Senior Debt of the Company. Therefore, in the event of the liquidation, dissolution or reorganization of, or any similar proceeding relating to, the Company, the assets of the Company will not be available to pay the obligations on the Debentures until the holders of Senior Debt have been paid in full. In that event, it is possible that the assets of the Company will be insufficient to pay all or a portion of the obligations arising under the Debentures.


APPLICATION OF PROCEEDS

         The Company intends to use the cash net proceeds from this Offering, after the payment of expenses incurred in connection with this Offering, for general business purposes and operating expenses. Such expenses could exhaust or exceed the cash realized from this Offering, and the Company may not be able to raise additional funds to cover operating expenses or to satisfy its other cash needs in the future. There can be no assurance that the Company will be able to obtain other financing to cover such operating expenses and cash needs, and even if such additional financing can be obtained, there can be no assurance that such financing can be effected on commercially reasonable terms or at all.


LIMITATIONS ON TRANSFERABILITY OF THE DEBENTURES

         Prior to the Offering, there has been no market, public or private, for the Debentures, and it is not anticipated that a market for the Debentures will ever develop. Neither the Debentures nor the shares of Common Stock underlying the Debentures have been, nor is it anticipated that they will be, registered under the Securities Act or the securities laws of any state. Consequently, the Securities must be held indefinitely by the purchasers thereof unless they are sold or otherwise transferred pursuant to an exemption under the Securities Act or applicable state securities laws.

DEPENDENCE ON CERTAIN CUSTOMERS

         The Company's largest customer accounted for approximately 48% of the Company's net sales during Fiscal 1997. The Company believes that it has good relationships with its customers and that they will continue to do business with the Company; however, the Company's customers purchase products from the Company pursuant to individually placed purchase orders, and the Company has no long-term contracts with any of its customers. Therefore, there can be no assurance that the Company's customers, including any of its largest customers, will continue to purchase merchandise from the Company, and the loss of a significant volume of purchases from a number of its customers, or from the Company's largest customer, could have a material adverse effect on the Company's business and results of operations and the ability of the Company to continue as a going concern.


DEPENDENCE ON CERTAIN SUPPLIERS

         The Company's largest supplier of T-shirts during Fiscal 1997 and the supplier which offered the highest credit line to the Company, ceased operations in January 1998. Management believes that other sources of T-shirt suppliers are available; however, there can be no assurance that the Company will be able to obtain an alternate source of such goods on equivalent or favorable terms, or at all, and the failure of the Company to do so could have a material adverse effect on the Company and its ability to continue as a going concern.


RETAIL COMPETITION

         The Company competes against a large number of national and regional manufacturers of similar products and does not have a dominant market share in the imprinted young men's and boys' active wear industry. The Company believes that competition is based on popularity of a particular licensed brand, price, quality of merchandise, artistic creativity and service, including timeliness of delivery. There are a significant number of major participants in the imprinted young men's and boys' active wear industry, and many of these participants are substantially larger and have greater financial, marketing and other resources than the Company.


RISKS ASSOCIATED WITH PUBLIC TRENDS IN THE RETAIL INDUSTRY

         The retail industry is affected by many factors, including changes in the national economy or in regional and local economies, changes in consumer preferences and confidence in the overall economy, increases in the number of retail operations and intense competition in the retail industry generally. In addition, factors such as inflation may have a greater effect on the retail industry than on other industries. The loss of any of the Company's substantial customers could have a material adverse effect on the business and results of operations of the Company and the ability of the Company to continue as a going concern.

DEPENDENCE ON MANAGEMENT AND KEY PERSONNEL

         The success of the Company is largely dependent on the personal efforts of Stanley I. Halbreich, Chairman of the Board, President and Chief Executive Officer of the Company, Warren L. Rawls, the Company's Chief Financial Officer, Treasurer and Secretary and Michael B. Balber, Executive Vice President of the Company. The loss of services of any of such individuals could have a material adverse effect on the Company's business and prospects.


Tax Risks

PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE AND LOCAL TAX EFFECTS OF AN INVESTMENT IN THE COMPANY.


            THE INCLUSION OF CERTAIN RISK FACTORS IN THIS APPENDIX B
               DOES NOT IMPLY THE ABSENCE OF OTHER RISKS INHERENT
                  IN AN INVESTMENT IN THE COMPANY'S SECURITIES.



THE INFORMATION SET FORTH IN THIS APPENDIX B IS AS OF THE DATE FIRST WRITTEN ABOVE AND DOES NOT INCLUDE FACTS OR EVENTS OCCURRING SUBSEQUENT TO SUCH DATE. PROSPECTIVE INVESTORS ARE URGED TO CONTACT MANAGEMENT OF THE COMPANY TO DETERMINE IF ANY MATERIAL INFORMATION RELATING TO EVENTS OCCURRING AFTER SUCH DATE AND WHICH MAY HAVE AN IMPACT ON THE COMPANY OR AN INVESTMENT THEREIN IS AVAILABLE.